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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) -- January 6, 1997

                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

TENNESSEE                           0-4491                  62-0803242
(State or Other Jurisdiction      (Commission               (IRS Employer
of Incorporation)                 File Number)             Identification No.)


                               165 MADISON AVENUE
                               MEMPHIS, TENNESSEE                      38103
                       (Address of Principal Executive Office)       (Zip Code)

Registrant's telephone number, including area code -- (901) 523-4444
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ITEM 5.  OTHER EVENTS.

         On January 6, 1997, First Tennessee Capital I, a Delaware statutory business trust (the "Trust"), the Common Securities of which are owned by the Registrant, issued 100,000 of its 8.07% Capital Securities, Series A (the "Capital Securities"), which represent beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement No. 333-17457-01). The sole asset of the Trust is $103,093,000 in aggregate principal amount of the 8.07% Junior Subordinated Deferrable Interest Debentures, Series A, of the Registrant, also issued on January 6, 1997. In addition, pursuant to the Guarantee Agreement referred to below, and to the extent set forth therein, the Registrant has guaranteed the obligations of the Trust under the Capital Securities.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

                  The following exhibits are filed herewith:

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

     Exhibit Number         Description
----------------------      ----------------------------------------------------
            1               Pricing Agreement, dated December 30, 1996, among
                            First Tennessee Capital I, First Tennessee National
                            Corporation, Goldman, Sachs & Co., Donaldson, Lufkin
                            & Jenrette Securities Corporation and Smith Barney
                            Inc., and Standard Provisions, dated December 17,
                            1996, attached thereto.

           4.1 Junior Subordinated Indenture, dated as of December 30, 1996, between First Tennessee National Corporation and The Bank of New York, as Trustee.

           4.2 Certificate Representing the 8.07% Junior Subordinated Deferrable Interest Debentures, Series A, of First Tennessee National Corporation.

           4.3 Amended and Restated Trust Agreement, dated as of December 30, 1996, of First Tennessee Capital I, among First Tennessee National Corporation, as Depositor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein.

           4.4 Certificate Representing the 8.07% Capital Securities, Series A, of First Tennessee Capital I.

           4.5 Guarantee Agreement, dated as of December 30, 1996, between First Tennessee National Corporation, as Guarantor, and The Bank of New York, as Trustee.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST TENNESSEE NATIONAL CORPORATION


Date: January 9, 1997                By: ELBERT L. THOMAS, JR.
                                         --------------------------------------
                                          Name: Elbert L. Thomas, Jr.
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX



     Exhibit
     Number           Description
     -------          ---------------------------------------------------------
         1            Pricing Agreement, dated December 30, 1996, among First
                      Tennessee Capital I, First Tennessee National
                      Corporation, Goldman, Sachs & Co., Donaldson, Lufkin &
                      Jenrette Securities Corporation and Smith Barney Inc.,
                      and Standard Provisions, dated December 17, 1996,
                      attached thereto.

        4.1           Junior Subordinated Indenture, dated as of December
                      30, 1996, between First Tennessee National
                      Corporation and The Bank of New York, as Trustee.

        4.2           Certificate Representing the 8.07% Junior
                      Subordinated Deferrable Interest Debentures, Series A, of First Tennessee National Corporation.

        4.3           Amended and Restated Trust Agreement, dated as of December
                      30, 1996, of First Tennessee Capital I, among First
                      Tennessee National Corporation, as Depositor, The Bank of
                      New York, as Property Trustee, The Bank of New York
                      (Delaware), as Delaware Trustee, and the Administrative
                      Trustees named therein.

        4.4           Certificate Representing the 8.07% Capital Securities,
                      Series A, of First Tennessee Capital I.

        4.5           Guarantee Agreement, dated as of December 30,
                      1996, between First Tennessee National Corporation, as Guarantor, and The Bank of New York, as Trustee.

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